Nationwide Life Insurance Company: • Nationwide Variable Account - II

Prospectus supplement dated November 5, 2010 to
Prospectus dated May 1, 2010

This supplement updates certain information contained in your prospectus.  Please read it and keep it with your prospectus for future reference.

Effective November 1, 2010, the Recurring Contract Expenses table in the Contract Expenses section of your prospectus has been amended as follows:

Recurring Contract Expenses
Maximum Annual Contract Maintenance Charge	$303
Variable Account Annual Expenses (assessed as an annualized percentage of Daily Net Assets)
Mortality and Expense Risk Charge Administrative Charge	1.55% 0.20%
Optional Riders with charges assessed as an annualized percentage of Daily Net Assets:
Death Benefit Options (eligible applicants may purchase one)
One-Year Enhanced Death Benefit Option Total Variable Account Charges (including this option only)	0.20% 1.95%
One-Month Enhanced Death Benefit Option Total Variable Account Charges (including this option only)	0.35% 2.10%
Combination Enhanced Death Benefit Option Total Variable Account Charges (including this option only)	0.45% 2.20%
Capital Preservation Plus Lifetime Income Option (no longer available.) Total Variable Account Charges (including this option only)	1.00%4 2.75%
Beneficiary Protector II Option Total Variable Account Charges (including this option only)	0.35%5 2.10%
Optional Riders with charges assessed annually as a percentage of the Current Income Benefit Base:6
10% Lifetime Income Option	1.20%7
7% Lifetime Income Option	1.00%8
5% Lifetime Income Option (no longer available)	1.00%9
10% Spousal Continuation Benefit (not available in New York)	0.30%10
7% Spousal Continuation Benefit	0.30%11
5% Spousal Continuation Benefit (no longer available)	0.15%12